UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07209

T. Rowe Price Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

Value Fund	June 30, 2010

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

The equity markets were volatile during the first six months of the year as the global economic recovery continued, albeit at a more subdued pace. As the second quarter progressed, the market sell-off seemed to indicate increasing investor fear of a double-dip recession. In this difficult environment, the Value Fund recorded a return of -6.01%, which compared favorably with the -6.50% return of the Lipper Multi-Cap Value Funds Index and the -6.65% return of the S&P 500 Index. (Performance for the Advisor Class shares varied due to its different fee structure.)

We recognize the fund’s relative outperformance is little consolation for the negative absolute return. Nevertheless, since your fund’s inception on September 30, 1994, it has outpaced both the broader market and the Lipper Multi-Cap Value Funds Index by posting an annualized gain of 9.36% versus 7.18% for the S&P 500 and 6.82% for the Lipper value benchmark. (Annualized returns for the fund were 17.37%, -0.10%, and 3.98% for the 1-, 5-, and 10-year periods ended June 30, 2010, respectively. Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance, please call 1-800-225-5132 or go to troweprice.com. The fund’s expense ratio was 0.91% as of its fiscal year ended December 31, 2009.)

You may have noticed that Lipper recently reclassified our fund as “multi-cap value” rather than “multi-cap core.” We continue to view ourselves as value investors and, as such, believe that the Lipper Multi-Cap Value Funds Index is the most relevant index against which to measure our performance.

PORTFOLIO REVIEW

In a difficult environment, consumer discretionary holdings performed relatively well for the fund as media companies Liberty Media, Time Warner Cable, Discovery Communications, and Cablevision Systems all increased in value. The media industry generally boasts strong cash flows and reasonable valuations, which supported strong performance throughout the first half of the year. In addition to the fund’s media holdings, Bed Bath & Beyond and Sony contributed positively to performance. Bed Bath & Beyond benefited from the liquidation of Linens ,n Things, while Sony reverted to a more normalized valuation. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

As the market retreated, the energy, financials, and information technology sectors detracted the most from your fund’s performance. While the performance of many of our holdings in these areas was discouraging, it is natural that these traditionally cyclical sectors would come under pressure as economic growth appears to slow.

Among your fund’s energy holdings, Total and CONSOL Energy were particularly weak. Total recently struggled to grow production and is facing increased competition from Middle Eastern refineries. With regard to CONSOL, our long-term outlook for the coal sector remains positive as we believe the recent tragedy at the Upper Big Branch mine will result in supply constraints as regulators slow the mine-licensing process and institute additional safety measures. In addition, we expect emerging economies to embrace coal as a low-cost fuel source.

Financials sector holdings also weighed on performance as a slowing housing market, questions about the strength of consumer spending, and fears of European fiscal contagion caused stocks such as Lazard and JPMorgan Chase to lag. As a preeminent investment bank, Lazard is uniquely positioned to benefit from an increase in European merger and acquisition activity after the fiscal fears subside. JPMorgan Chase remains among the best-capitalized and best-managed banks in the country and represents a compelling value while trading below book value.

Also within financials sector holdings, St. Joe, a Florida-based real estate management company, declined amid concerns about the potential for collateral damage from the BP oil spill. As BP completes the drilling of its relief wells and the oil spill begins to dissipate, we remain confident that investors will once again see the value in St. Joe’s coastal land holdings, which we believe has been further enhanced by the opening of the new Panama City airport.

Within information technology, Microsoft was the primary detractor from performance as growth prospects of personal computers have come into question. However, personal computer demand remains robust thus far, and Microsoft is benefiting from recent product launches within its largest business lines. Western Union also declined as the volume of money transfers has waned due to continued high unemployment levels and economic uncertainty, particularly in Europe.

PORTFOLIO STRATEGY AND CHANGES

To place our portfolio changes in perspective, we believe it is important to review the investment strategy we use in managing your fund. Our focus is to invest in companies with both attractive relative valuations and favorable long-term fundamental characteristics. We view ourselves as investors, not speculators, and we have a longer-term time horizon when we make our investment decisions. Indeed, our portfolio turnover has been consistently lower than the average of our peers.

We focus a great deal on understanding both the return potential and risk associated with a given company when selecting the appropriate investments for your portfolio. Our approach is predicated on identifying companies where we believe the investment’s implicit upside is significantly greater than its inherent risk. We have a particular affinity for companies that generate strong free cash flow and are trading at a discount to our estimated sum-of-the-parts valuation. While we may not always be right, if we can successfully identify companies with asymmetric return potential, then we should be able to outperform the market and our peer universe over time.

Although we make an objective assessment of the inherent risk posed by a particular investment, it is nearly impossible to predict changes in market sentiment. During the first half of 2010, the market experienced significant volatility as the pace of economic growth came into question. We find that it is often the case that excess volatility creates attractive investment opportunities, and we have used these periods to selectively add to your fund’s holdings.

After experiencing periods of extreme market disruption during the past several years, many investors appear weary and remain especially cautious. In this type of environment, perception appears to matter more than reality in the short term, as many market participants tend to indiscriminately sell off good and bad companies alike at the slightest indication of unfavorable news. In the longer term, however, we believe a company’s fundamental qualities will be the ultimate determinants of value and performance. We are confident that the current environment is well situated for our investment style, which is focused on buying out-of-favor companies with attractive long-term prospects and considerable valuation appeal.

Recent market turbulence has hit traditionally cyclical stocks particularly hard, providing us an opportunity to add to positions in attractively valued companies within the energy, financials, and information technology sectors. A few notable changes to your portfolio during the first half of 2010 include increased investments in JPMorgan Chase, Wells Fargo, Chevron, and Pfizer, as well as a new position in AES Corporation.

The financials sector has endured great hardship over the past three years, and we believe the sector may have troughed in both profitability and valuation in 2009. We participated in several of the bank equity offerings that enabled the repayment of borrowings from the government’s Troubled Asset Relief Program (TARP) at what we believe were compelling valuations. Looking ahead, we expect bank management teams to embrace more traditional business models focused on less risky lending practices underpinned by stronger deposit bases. In addition, increased regulatory oversight should result in greater barriers to entry and more stable earnings and cash flows. With this investment thesis in mind, we have added to your fund’s holdings of JPMorgan Chase and Wells Fargo as well as Citigroup, Bank of America, and PNC Financial Services. In addition, we initiated a position in CIT Group, a middle-market commercial finance company that emerged from bankruptcy in late 2009.

Chevron is one of the few major oil companies that should enjoy increased production over the next several years, yet it trades at a meaningful valuation discount to its peers and offers a solid dividend yield. We anticipate that Chevron may be afforded profitable opportunities to drill in the Gulf of Mexico, given its strong environmental safety record.

Like most large pharmaceutical companies, Pfizer faces several key patent expirations over the next several years, including the highly profitable cholesterol drug Lipitor. Pfizer shares are trading near historically low valuations, yet the company continues to generate ample cash flow to pay its dividend and return additional capital to shareholders. Through its acquisition of Wyeth, Pfizer has also improved its product pipeline.

AES Corporation is a global developer and operator of power plants and electric utilities. It has operations in nearly 30 countries, many of which are experiencing rapid growth in electricity demand. AES typically enters into long-term power purchase agreements for most of the output from its power plants, resulting in stable and predictable earnings and cash flow. The opportunity to invest in AES arose from fears of European fiscal contagion, which depressed the valuations of some high-quality companies with international exposure.

We entered 2010 well represented in consumer discretionary holdings, many of which were purchased at historically low valuations during the 2008 recession. As the economy improved, so did the valuations of a number of your fund’s consumer-oriented holdings, and we took that opportunity to harvest our profits in several, including Sony, TJX (parent company of TJ Maxx), Ford, and Bed Bath & Beyond.

OUTLOOK

The domestic economy appears to have entered a midcycle correction. We remain optimistic that this is a temporary slowdown rather than the end of economic expansion, and we feel that the market’s dislocation has resulted in more attractive company valuations. We expect to see continued economic recovery as global inventories remain depleted, interest rates hover near all-time lows, and corporate balance sheets are vastly improved. We are taking advantage of the recent correction to find new investment opportunities and to add to the fund’s more cyclical holdings in anticipation of stronger growth. However, we are also carefully watching the economic indicators and monitoring the fundamental health of each company in your portfolio.

Given current uncertainty about the future strength of the economic recovery, we believe that equity returns will be generated more by superior stock selection than by a broad, thematic approach to investing. We also believe that this environment should be positive for your fund’s performance, given T. Rowe Price’s in-house proprietary research and our fundamental style of investing. Our focus will continue to be on selecting stocks with valuation appeal, sound fundamentals, and reasonable balance sheet integrity. As always, we will concentrate our efforts on making sound investment decisions in our ongoing attempt to enhance shareholder value.

Respectfully submitted,

Mark S. Finn
Portfolio manager and chairman of the fund’s Investment Advisory Committee

July 16, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Index: A market capitalization-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 20.48	$ 15.15	$ 25.87	$ 27.05	$ 23.38	$ 22.90
Investment activities						
Net investment income	0.13[1]	0.30[1]	0.35[1]	0.48	0.32	0.26
Net realized and unrealized gain (loss)	(1.36)	5.33	(10.65)	(0.29)	4.30	1.19
Total from investment activities	(1.23)	5.63	(10.30)	0.19	4.62	1.45
Distributions						
Net investment income	–	(0.30)	(0.26)	(0.45)	(0.27)	(0.25)
Net realized gain	–	–	(0.16)	(0.92)	(0.68)	(0.72)
Total distributions	–	(0.30)	(0.42)	(1.37)	(0.95)	(0.97)
NET ASSET VALUE						
End of period	**$ 19.25**	**$ 20.48**	**$ 15.15**	**$ 25.87**	**$ 27.05**	**$ 23.38**

Ratios/Supplemental Data

Total return[2]	(6.01)%[1]	37.15%[1]	(39.76)%[1]	0.75%	19.75%	6.30%
Ratio of total expenses to average net assets	0.85%[1][3]	0.89%[1]	0.89%[1]	0.85%	0.87%	0.90%
Ratio of net investment income to average net assets	1.23%[1][3]	1.72%[1]	1.60%[1]	1.69%	1.27%	1.14%
Portfolio turnover rate	10.4%	20.2%	19.9%	18.8%	9.6%	19.4%
Net assets, end of period (in millions)	$ 9,062	$ 8,458	$ 5,094	$ 6,611	$ 5,293	$ 3,293

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses in excess of 0.00%, 0.01% and 0.00% of average net assets for the periods ended 6/30/10, 12/31/09 and 12/31/08, resepctively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 20.32	$ 15.05	$ 25.69	$ 26.87	$ 23.24	$ 22.80
Investment activities						
Net investment income	0.10(1)	0.28(1)	0.31(1)	0.43	0.29	0.23
Net realized and unrealized gain (loss)	(1.34)	5.29	(10.56)	(0.29)	4.27	1.18
Total from investment activities	(1.24)	5.57	(10.25)	0.14	4.56	1.41
Distributions						
Net investment income	–	(0.30)	(0.23)	(0.40)	(0.25)	(0.25)
Net realized gain	–	–	(0.16)	(0.92)	(0.68)	(0.72)
Total distributions	–	(0.30)	(0.39)	(1.32)	(0.93)	(0.97)
NET ASSET VALUE						
End of period	**$ 19.08**	**$ 20.32**	**$ 15.05**	**$ 25.69**	**$ 26.87**	**$ 23.24**

Ratios/Supplemental Data

Total return(2)	(6.10%)(1)	37.00%(1)	(39.85)%(1)	0.57%	19.61%	6.15%
Ratio of total expenses to average net assets	1.05%(1)(3)	1.03%(1)	1.02%(1)	1.02%	1.02%	1.02%
Ratio of net investment income to average net assets	0.99%(1)(3)	1.70%(1)	1.45%(1)	1.53%	1.13%	1.02%
Portfolio turnover rate	10.4%	20.2%	19.9%	18.8%	9.6%	19.4%
Net assets, end of period (in millions)	$ 303	$ 406	$ 887	$ 1,322	$ 1,134	$ 294

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses in excess of 0.00%, 0.01% and 0.00% of average net assets for the periods ended 6/30/10, 12/31/09 and 12/31/08, resepctively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 96.0%		
CONSUMER DISCRETIONARY 13.5%		
Automobiles 0.5%		
Harley-Davidson (1)	2,105,000	46,794
		46,794
Diversified Consumer Services 0.7%		
H&R Block (1)	4,150,000	65,114
		65,114
Hotels, Restaurants & Leisure 1.0%		
International Game Technology (1)	3,010,000	47,257
MGM Resorts International (1)(2)	5,075,600	48,929
		96,186
Household Durables 1.3%		
Fortune Brands (1)	2,085,000	81,690
Newell Rubbermaid (1)	2,835,000	41,505
		123,195
Media 7.1%		
Cablevision, Class A	5,120,000	122,931
Comcast, Class A	2,960,000	48,633
Discovery Communications, Class C (2)	4,030,000	124,648
Liberty Media Capital, Class A (2)	2,460,000	103,099
Liberty Media Starz, Class A (2)	285,000	14,774
Madison Square Garden, Class A (1)(2)	1,280,000	25,178
Time Warner (1)	3,775,000	109,135
Time Warner Cable, Class A (1)	2,195,000	114,315
		662,713
Multiline Retail 1.0%		
Kohl's (2)	2,005,000	95,237
		95,237

Real Estate Management & Development 1.0%		
St. Joe (1)(2)	3,891,100	90,118
		90,118
Total Financials		2,112,520
HEALTH CARE 9.2%		
Biotechnology 1.0%		
Amgen (1)(2)	1,735,000	91,261
		91,261
Health Care Equipment & Supplies 2.2%		
CareFusion (1)(2)	2,788,900	63,308
Covidien (1)	2,205,000	88,597
Medtronic (1)	1,565,000	56,762
		208,667
Health Care Providers & Services 1.7%		
Cardinal Health	850,000	28,569
CIGNA	2,555,000	79,358
WellPoint (2)	960,000	46,973
		154,900
Pharmaceuticals 4.3%		
Johnson & Johnson (1)	1,870,000	110,442
Merck (1)	2,765,603	96,713
Pfizer	13,700,000	195,362
		402,517
Total Health Care		857,345
INDUSTRIALS & BUSINESS SERVICES 10.8%		
Aerospace & Defense 1.9%		
Honeywell International	2,215,000	86,451
Lockheed Martin	390,000	29,055

INFORMATION TECHNOLOGY 8.6%		
Computers & Peripherals 0.7%		
Dell (2)	5,605,000	67,596
		67,596
Electronic Equipment, Instruments & Components 1.0%		
Tyco Electronics	3,640,000	92,383
		92,383
IT Services 2.4%		
IBM	1,045,000	129,037
Western Union (1)	6,255,000	93,262
		222,299
Semiconductor & Semiconductor Equipment 2.6%		
Analog Devices	2,455,000	68,396
Applied Materials	5,680,000	68,274
Texas Instruments	4,770,000	111,046
		247,716
Software 1.9%		
Electronic Arts (2)	2,090,000	30,096
Microsoft	6,340,000	145,883
		175,979
Total Information Technology		805,973
MATERIALS 3.8%		
Chemicals 0.4%		
DuPont (1)	445,000	15,392
Sherwin-Williams (1)	395,000	27,330
		42,722
Metals & Mining 0.7%		
Anglo American (GBP)(2)	517,664	17,996

NRG Energy (1)(2)	4,275,000	90,673
		168,797
Multi-Utilities 1.3%		
CenterPoint Energy	5,527,400	72,741
NiSource	3,220,000	46,690
		119,431
Total Utilities		461,168
Total Common Stocks (Cost $9,357,009)		8,990,976
CONVERTIBLE PREFERRED STOCKS 1.4%		
FINANCIALS 1.2%		
Commercial Banks 0.7%		
Fifth Third Bancorp	530,000	67,448
		67,448
Diversified Financial Services 0.5%		
Citigroup (1)	390,000	44,164
		44,164
Total Financials		111,612
UTILITIES 0.2%		
Electric Utilities 0.2%		
PPL (2)	305,000	15,769
Total Utilities		15,769
Total Convertible Preferred Stocks (Cost $88,824)		127,381
CONVERTIBLE BONDS 0.4%		
International Game Technology, 3.25%, 5/1/14 (1)	11,706,000	12,951

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/10	Value 12/31/09
T. Rowe Price Institutional Floating Rate Fund, 6.00%	2,963	50,931	2,369	51,061	99,836
T. Rowe Price Reserve Investment Fund, 0.30%	¤	¤	$ 215 ^	$ 504,727	$ 695,278
Totals			$ 2,584	$ 555,788	$ 795,114

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 549,855
Dividend income	2,584
Interest income	-
Investment income	$ 2,584
Realized gain (loss) on securities	$ 1,096
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $10,032,305)	$ 9,722,327
Dividends and interest receivable	12,065
Receivable for shares sold	881
Other assets	118
Total assets	9,735,391
Liabilities	
Obligation to return securities lending collateral	320,893
Payable for investment securities purchased	37,214
Payable for shares redeemed	5,609
Investment management fees payable	5,259
Due to affiliates	1,468
Other liabilities	383
Total liabilities	370,826
NET ASSETS	$ 9,364,565
Net Assets Consist of:	
Undistributed net investment income	$ 71,246
Accumulated undistributed net realized loss	(1,079,667)
Net unrealized loss	(309,948)
Paid-in capital applicable to 486,679,052 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	10,682,934
NET ASSETS	$ 9,364,565
NET ASSET VALUE PER SHARE	
Investor Class	
($9,061,839,847 / 470,810,267 shares outstanding)	$ 19.25
Advisor Class	
($302,725,316 / 15,868,785 shares outstanding)	$ 19.08

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has two classes of shares: the Value Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1994, and the Value Fund – Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $91,000 for the six months ended June 30, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2010:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments and the right to reclaim or obligation to return collateral executed with the same counterparty under a master netting arrangement. As of June 30, 2010, the fund held no derivative instruments.

Additionally, during the six months ended June 30, 2010, the fund recognized $1,041,000 of loss on equity derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure.

A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On June 30, 2010, the value of loaned securities was $403,923,000; aggregate collateral received included U.S. government securities valued at $95,740,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,238,805,000 and $978,628,000, respectively, for the six months ended June 30, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2009 and December 31, 2009, and totaled $25,568,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $861,881,000 of unused capital loss carryforwards, which expire: $410,707,000 in fiscal 2016, and $451,174,000 in fiscal 2017.

At June 30, 2010, the cost of investments for federal income tax purposes was $10,032,305,000. Net unrealized loss aggregated $309,948,000 at period-end, of which $791,009,000 related to appreciated investments and $1,100,957,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2010, expenses incurred pursuant to these service agreements were $51,000 for Price Associates; $405,000 for T. Rowe Price Services, Inc.; and $500,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2010, the fund was charged $222,000 for shareholder servicing costs related to the college savings plans, of which $177,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2010, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2010, the fund was allocated $355,000 of Spectrum Funds’ expenses and $7,153,000 of Retirement Funds’ expenses. Of these amounts, $4,728,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2010, approximately 5% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 76% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended June 30, 2010, are as follows:

As of June 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,424,654 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was at or below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010